UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)	(I.R.S. Employer Identification. No)

4707 Executive Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 877-7210

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of 5.200% Senior Notes due 2030 and 5.650% Senior Notes due 2035

On February 26, 2025, LPL Holdings, Inc. (the “Company”), a wholly-owned subsidiary of LPL Financial Holdings Inc. (the “Guarantor”), completed the issuance and sale of $750.0 million aggregate principal amount of 5.200% Senior Notes due 2030 (the “2030 Notes”) and $500.0 million aggregate principal amount of 5.650% Senior Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Senior Notes”). The Senior Notes were issued pursuant to an Indenture, dated November 17, 2023, among the Company, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, dated February 26, 2025 (the “Fourth Supplemental Indenture”), and by the Fifth Supplemental Indenture, dated February 26, 2025 (the “Fifth Supplemental Indenture,” and, together with the Base Indenture and the Fourth Supplemental Indenture, the “Indenture”). The Indenture contains customary covenants and events of default.

The Senior Notes are senior unsecured obligations of the Company and are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor.

The sale of the Senior Notes has been registered with the Securities and Exchange Commission on the Company’s and the Guarantor’s shelf registration statement on Form S-3 (Registration Nos. 333-274631 and 333-274631-02).

The Company intends to use the net proceeds from the Senior Notes offering to repay outstanding borrowings under its revolving credit facility and for general corporate purposes.

The 2030 Notes will mature on March 15, 2030, and will bear interest at the rate of 5.200% per year, with interest payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025. The Company may redeem all or part of the 2030 Notes at any time and from time to time prior to February 15, 2030 (the “2030 Par Call Date”) at a redemption price equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2030 Notes matured on the 2030 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fourth Supplemental Indenture) plus 15 basis points less (b) interest accrued to, but excluding, the redemption date, and (2) 100% of the principal amount of the 2030 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2030 Par Call Date, the Company may redeem the 2030 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2030 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The 2035 Notes will mature on March 15, 2035, and will bear interest at the rate of 5.650% per year, with interest payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025. The Company may redeem all or part of the 2035 Notes at any time and from time to time prior to December 15, 2034 (the “2035 Par Call Date”) at a redemption price equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2035 Notes matured on the 2035 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fifth Supplemental Indenture) plus 20 basis points less (b) interest accrued to, but excluding, the redemption date, and (2) 100% of the principal amount of the 2035 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the 2035 Par Call Date, the Company may redeem the 2035 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2035 Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The foregoing descriptions of the Senior Notes and the Indenture are qualified in their entirety by reference to the Base Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Form of 5.200% Senior Note due 2030 and the Form of 5.650% Senior Note due 2035, copies of which are filed as Exhibits 4.1, 4.2, 4.3. 4.4 and 4.5, respectively, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated November 17, 2023, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Guarantor’s Current Report on Form 8-K filed on November 17, 2023)

4.2	Fourth Supplemental Indenture, dated February 26, 2025, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3	Fifth Supplemental Indenture, dated February 26, 2025, among LPL Holdings, Inc., LPL Financial Holdings Inc., as the Guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.4	Form of 5.200% Senior Note due 2030 (included as Exhibit A to the Fourth Supplemental Indenture)

4.5	Form of 5.650% Senior Note due 2035 (included as Exhibit A to the Fifth Supplemental Indenture)

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included as part of Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Althea Brown
Name:	Althea Brown
Title:	Chief Legal Officer and Secretary

Dated: February 26, 2025